POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund Trust (the  "Trust"), on behalf of the Biltmore Enhanced Index Fund, Biltmore Contrarian Momentum Fund, and Biltmore Momentum/Dynamic ETF Fund, each a series of the Trust, a Delaware statutory trust, hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation,  regulatory authorities in any and all states in which shares of any  series of the Trust are  sold), any such amendment or registration  statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the  registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of March 2006.

Witness /s/ Emile R. Molineaux                                 _/s/ L. Merill Bryan, Jr.__________

Print Name:   Emile R. Molineaux                              L. Merill Bryan, Jr., Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund Trust (the  "Trust"), on behalf of the Biltmore Enhanced Index Fund, Biltmore Contrarian Momentum Fund, and Biltmore Momentum/Dynamic ETF Fund, each a series of the Trust, a Delaware statutory trust, hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange  Commission and any other regulatory  authority having jurisdiction over  the  offer and sale of shares of beneficial interests of the Trust (including, without limitation,  regulatory authorities in any and all states in which shares of any  series of the Trust are  sold), any such amendment or registration  statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the  registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of March 2006.

Witness  /s/ Emile R. Molineaux                                   __/s/ Anthony J. Hertl_____

Print Name: Emile R. Molineaux                                   Anthony J. Hertl, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund Trust (the  "Trust"), on behalf of Biltmore Enhanced Index Fund, Biltmore Contrarian Momentum Fund, and Biltmore Momentum/Dynamic ETF Fund, each a series of the Trust, a Delaware statutory trust, hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange  Commission and any other regulatory  authority having jurisdiction over  the  offer and sale of shares of  beneficial  interests of the Trust (including, without limitation,  regulatory authorities in any and all states in which shares of any  series of the Trust are  sold), any such amendment or registration  statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the  registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of March 2006.

Witness /s/ Emile R. Molineaux                          /s/ Gary Lanzen_________________

Print Name: Emile R. Molineaux                         Gary Lanzen, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund Trust (the  "Trust"), on behalf of the Biltmore Enhanced Index Fund, Biltmore Contrarian Momentum Fund, and Biltmore Momentum/Dynamic ETF Fund, each a series of the Trust, a Delaware statutory trust, hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers,  with full power of  substitution, his true and  lawful attorney  to execute in his name, place  and  stead  and on his  behalf  any and  all  amendments  to the  Trust's registration statement on Form  N-1A  under the Securities Act of 1933,  as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of  shares of  beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such  amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement,  as well as any and all  exhibits  and other documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or  desirable to be done in the  premises in any and all  capacities  authorized  by the Board of Trustees for such persons to provide or perform with  respect  to the  Trust,  as fully and to all intents  and  purposes  as the undersigned might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd   day of March 2006.

                                                                        /s/ Michael Miola

Witness /s/ Emile R. Molineaux                     Michael Miola, Trustee

Print Name:Emile R. Molineaux